EXHIBIT 99.1

Sun Healthcare Group, Inc.
Announces First Quarter 2005 Earnings;
EBITDAR from Continuing Operations up 26.4 Percent

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

      Irvine, Calif. (May 4, 2005) - Sun Healthcare Group, Inc. (NASDAQ: SUNH) today announced results for the first quarter ended March 31, 2005.

Earnings
     For the quarter ended March 31, 2005, Sun reported total net revenues of $207.2 million and a net loss of $1.2 million, which included income of $0.3 million on discontinued operations, compared with total net revenues of $204.6 million and a net loss of $10.4 million for the quarter ended March 31, 2004, which included a $6.8 million loss on discontinued operations. For the quarter ended March 31, 2005, Sun reported a loss from continuing operations of $1.5 million as compared to a loss from continuing operations of $3.6 million for the same period in 2004. The 2005 first quarter EBITDAR from continuing operations was $12.9 million as compared to $10.2 million from continuing operations for the same period in 2004.

     "These results show a strong start in 2005, as evidenced by the Company's quarter over quarter improvement," said Richard K. Matros, Sun's chairman and chief executive officer. "We continue to be pleased with the improved performance in our operations and note that these results are consistent with the 2005 guidance that we provided in our March 2, 2005 earnings release."

Inpatient Business
      Net revenues from the inpatient services operations, which comprised 71.8 percent of Sun's first quarter total net revenue from continuing operations, increased 2.9 percent to $148.8 million from $144.6 million for the same period in 2004. The revenue gain was primarily attributable to: (i) a 60 basis point improvement in Medicare patient mix to 13.9 percent from 13.3 percent of total occupancy, and (ii) higher per diem rates in all payor categories. The segment EBITDAR increased 26.4 percent to $20.1 million for the quarter ended March 31, 2005, from $15.9 million for the same period in 2004. "Our inpatient business continues to improve its key performance metrics as evidenced by our bottom-line improvement quarter over quarter," said Matros.

Ancillary Business
     Net revenues from Sun's ancillary business operations, comprised of SunDance Rehabilitation Corporation, CareerStaff Unlimited, Inc., SunPlus Home Health Services, Inc., and SunAlliance Healthcare Services, Inc., net of intersegment eliminations, decreased $1.6 million, or 2.7 percent, to

$58.4 million for the quarter ended March 31, 2005, from $60.0 million for the same period in 2004. The majority of this reduction in revenue was due to the impact of the 2003-2004 restructuring of our inpatient services operations on our rehabilitation services operations. Segment EBITDAR for the ancillary operations for the quarter ended March 31, 2005, decreased $1.1 million, or 18.6 percent, over the same period in 2004, to $4.8 million from $5.9 million. This decrease was primarily due to the aforementioned reduction in rehabilitation therapy service revenues. "Despite the quarter over quarter statistical decline, I am encouraged by two key improvements in our ancillary business operations during the first quarter of 2005. First, in our rehabilitation therapy services operations, annualized new sales were $7.9 million for the first quarter of 2005 as compared to annualized new sales revenues of $0.2 million for the same period in 2004." Matros continued, "Second, our temporary staffing services operations demonstrated continuing progress with a 5 percent increase in gross revenues and a 150 basis point improvement in EBITDA quarter over quarter."

Conference Call
     Sun's senior management will hold a conference call to discuss the Company's first quarter operating results on Thursday, May 5, at 1 p.m. EDT / 10 a.m. PDT. To listen to the conference call, dial (877) 516-8526 and refer to Sun Healthcare Group. A recording of the call will be available from 4 p.m. EDT on May 5 until midnight EDT on May 11 by calling (800) 642-1687 and using access code 5583644.

About Sun Healthcare Group, Inc.
      Sun Healthcare Group, Inc., with executive offices located in Irvine, California, owns SunBridge Healthcare Corporation and other affiliated companies that operate long-term and postacute care facilities in many states. In addition, the Sun Healthcare Group family of companies provides therapy through SunDance Rehabilitation Corporation, medical staffing through CareerStaff Unlimited, Inc., home care through SunPlus Home Health Services, Inc., and medical laboratory and mobile radiology services through SunAlliance Healthcare Services, Inc.

# # #

     Statements made in this release that are not historical facts, including our estimates regarding financial performance in 2005, are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate," "expect," "hope," "intend," "may" and similar expressions. Factors that could cause actual results to differ are identified in the public filings made by the company with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements; potential liability for losses not covered by, or in excess of, our insurance; the effects of government regulations and investigations; our ability to generate cash flow sufficient to operate our business; increasing labor costs and the shortage of qualified healthcare personnel; and our ability to receive increases in reimbursement rates from government payors to cover increased costs. . More information on factors that could affect our business and financial results are included in our public filings made with the Securities and Exchange Commission, including our Annual Report on Form 10-K, copies of which are available at Sun's web site, www.sunh.com.
     The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by us are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED BALANCE SHEETS
(in thousands)

ASSETS
	March 31, 2005	December 31, 2004
	(unaudited)	(unaudited)
Current assets:
Cash and cash equivalents	$ 17,226	$ 22,596
Accounts receivable, net	98,399	95,829
Restricted cash	26,925	26,649
Other current assets	11,930	14,098

Total current assets	154,480	159,172

Property and equipment, net	107,162	105,852
Restricted cash, non-current	33,012	34,111
Other assets, net	17,084	16,780

Total assets	$ 311,738	$ 315,915
	===========	===========
LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Accounts payable	$ 32,932	$ 36,163
Accrued compensation and benefits	37,335	38,243
Accrued self-insurance obligations, current portion	40,052	40,236
Other accrued liabilities	55,632	57,649
Current portion of long-term debt	17,898	17,476

Total current liabilities	183,849	189,767

Accrued self-insurance obligations, net of current portion	121,623	130,686
Long-term debt, net of current portion	103,349	89,706
Other long-term liabilities	27,528	29,136

Total liabilities	436,349	439,295

Stockholders' deficit	(124,611)	(123,380)

Total liabilities and stockholders' deficit	$ 311,738	$ 315,915
	===========	============

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	For the Three Months Ended March 31, 2005	For the Three Months Ended March 31, 2004
	(unaudited)	(unaudited)

Total net revenues	$ 207,183	$ 204,641
Costs and expenses:
Operating salaries and benefits	124,365	122,057
Self insurance for workers' compensation and general and professional liability insurance	9,503	12,359
Other operating costs	41,715	41,272
Facility rent expense	9,741	10,390
General and administrative expenses	17,629	16,346
Depreciation and amortization	2,132	1,718
Provision for losses on accounts receivable	629	2,370
Interest, net	2,657	2,116
Loss on asset impairment	361	-
Restructuring costs, net	70	836
Loss on sale of assets, net	306	21
Loss on extinguishment of debt, net	408	-
Total costs and expenses	209,516	209,485

Loss before income taxes and discontinued operations	(2,333)	(4,844)
Income tax (benefit)	(804)	(1,286)
Loss before discontinued operations	(1,529)	(3,558)

Discontinued operations:
Loss from discontinued operations, net	(664)	(5,611)
Gain (loss) on disposal of discontinued operations, net	1,025	(1,256)
Income (loss) on discontinued operations	361	(6,867)

Net loss	$ (1,168)	$ (10,425)
	============	===========
Basic and diluted (loss) earnings per common and common equivalent share:
Loss before discontinued operations	$ (0.10)	$ (0.29)
Income (loss) on discontinued operations	0.02	(0.57)
Net loss	$ (0.08)	$ (0.86)
	============	===========

Weighted average number of common and common equivalent shares outstanding:
Basic and diluted	15,320	12,113

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the Three Months Ended March 31, 2005	For the Three Months Ended March 31, 2004
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net loss	$ (1,168)	$ (10,425)
Adjustments to reconcile net loss to net cash used for operating activities, including discontinued operations:
Loss on extinguishment of debt, net	408	-
Depreciation	1,067	730
Amortization	1,066	1,080
Amortization of favorable and unfavorable lease intangibles	(508)	(1,133)
Provision for losses on accounts receivable	650	2,929
Loss on sale of assets, net	306	21
(Gain) loss on disposal of discontinued operations, net	(1,025)	1,256
Loss on asset impairment	361	-
Restricted stock compensation and stock option compensation	232	245
Other, net	23	150
Changes in operating assets and liabilities	(17,627)	(17,755)
Net cash used for operating activities before reorganization costs	(16,215)	(22,902)
Net cash paid for reorganization costs	-	(455)
Net cash used for operating activities	(16,215)	(23,357)

Cash flows from investing activities:
Capital expenditures, net	(3,572)	(1,862)
Proceeds from sale of assets held for sale	766	-
Repayment of long-term notes receivable	237	10
Net cash used for investing activities	(2,569)	(1,852)

Cash flows from financing activities:
Net borrowings (payments) under Revolving Loan Agreement	17,021	(13,091)
Long-term debt repayments	(3,305)	(1,545)
Distribution of partnership equity	(302)	-
Net proceeds from issuance of common stock	-	52,266
Net cash provided by financing activities	13,414	37,630

Net (decrease) increase in cash and cash equivalents	$ (5,370)	$ 12,421
	============	============

Sun Healthcare Group, Inc.

Reconciliation of Net Loss to EBITDA(M) and EBITDAR(M)
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	March 31, 2005	March 31, 2004
	(unaudited)	(unaudited)

Total net revenues	$ 207,183	$ 204,641

Net loss	$ (1,168)	$ (10,425)

Loss before discontinued operations	$ (1,529)	$ (3,558)

Income tax (benefit)	(804)	(1,286)

Loss on asset impairment	361	-

Restructuring costs, net	70	836

Loss on sale of assets, net	306	21

Net segment loss	$ (1,596)	$ (3,987)

Interest, net	2,657	2,116

Depreciation and amortization	2,132	1,718

EBITDA	$ 3,193	$ (153)

Facility rent expense	9,741	10,390

EBITDAR	$ 12,934	$ 10,237

General and administrative expenses	17,629	16,346

EBITDAM	$ 20,822	$ 16,193
EBITDARM	$ 30,563	$ 26,583

EBITDA is defined as earnings before depreciation, amortization, interest expense, interest income, income tax benefit, restructuring costs, net, loss on sale of assets, net, income (loss) on discontinued operations, and loss on asset impairment. EBITDAM is defined as EBITDA before general and administrative expenses. EBITDAR is defined as EBITDA before facility rent expense. EBITDARM is defined as EBITDAR before general and administrative expenses. EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole. EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
($ in thousands)

For the Three Months Ended March 31, 2005
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Corporate	Consolidated

Total nonaffiliated net revenues	$ 148,810	$ 23,977	$ 14,868	$ 14,811	$ 4,711	$ 6	$ 207,183

Net segment income (loss)	$ 7,837	$ 1,980	$ 973	$ 554	$ 55	$ (12,995)	$ (1,596)

Interest, net	1,864	(78)	1	3	-	867	2,657

Depreciation and amortization	1,467	54	48	193	149	221	2,132

EBITDA	$ 11,168	$ 1,956	$ 1,022	$ 750	$ 204	$ (11,907)	$ 3,193

Facility rent expense	8,907	126	170	447	91	-	9,741

EBITDAR	$ 20,075	$ 2,082	$ 1,192	$ 1,197	$ 295	$ (11,907)	$ 12,934

General and administrative expenses	3,125	1,846	562	263	-	11,833	17,629

EBITDAM	$ 14,293	$ 3,802	$ 1,584	$ 1,013	$ 204	$ (74)	$ 20,822
EBITDARM	$ 23,200	$ 3,928	$ 1,754	$ 1,460	$ 295	$ (74)	$ 30,563

EBITDA margin	7.5%	8.2%	6.9%	5.1%	4.3%		1.5%

EBITDAR margin	13.5%	8.7%	8.0%	8.1%	6.3%		6.2%

EBITDAM margin	9.6%	15.9%	10.7%	6.8%	4.3%		10.1%

EBITDARM margin	15.6%	16.4%	11.8%	9.9%	6.3%		14.8%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
($ in thousands)

For the Three Months Ended March 31, 2004
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Corporate	Consolidated

Total nonaffiliated net revenues	$ 144,647	$ 27,471	$ 13,775	$ 13,786	$ 4,930	$ 32	$ 204,641

Net segment income (loss)	$ 4,307	$ 3,291	$ 353	$ 634	$ 295	$ (12,867)	$ (3,987)

Interest, net	868	(2)	1	2	-	1,247	2,116

Depreciation and amortization	1,224	107	44	147	72	124	1,718

EBITDA	$ 6,399	$ 3,396	$ 398	$ 783	$ 367	$ (11,496)	$ (153)

Facility rent expense	9,471	158	223	451	87	-	10,390

EBITDAR	$ 15,870	$ 3,554	$ 621	$ 1,234	$ 454	$ (11,496)	$ 10,237

General and administrative expenses	2,940	822	766	260	115	11,443	16,346

EBITDAM	$ 9,339	$ 4,218	$ 1,164	$ 1,043	$ 482	$ (53)	$ 16,193
EBITDARM	$ 18,810	$ 4,376	$ 1,387	$ 1,494	$ 569	$ (53)	$ 26,583

EBITDA margin	4.4%	12.4%	2.9%	5.7%	7.4%		-

EBITDAR margin	11.0%	12.9%	4.5%	9.0%	9.2%		5.0%

EBITDAM margin	6.5%	15.4%	8.5%	7.6%	9.8%		7.9%

EBITDARM margin	13.0%	15.9%	10.1%	10.8%	11.5%		13.0%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended March 31, 2005
(unaudited)

	Inpatient Services- Retained	Inpatient Services- Overhead	Americare	Inpatient Services- Planned Divested	Inpatient Services Before Clipper	Clipper (1)	Total Inpatient Services

Total nonaffiliated net revenues	$ 146,901	$ -	$ 606	$ 1,303	$ 148,810	$ -	$ 148,810

Net segment income (loss)	$ 11,599	$ (3,125)	$ 158	$ 65	$ 8,697	$ (860)	$ 7,837

Interest, net	801	-	-	(4)	797	1,067	1,864

Depreciation and amortization	1,106	-	12	11	1,129	338	1,467

EBITDA	$ 13,506	$ (3,125)	$ 170	$ 72	$ 10,623	$ 545	$ 11,168

Facility rent expense	9,745	-	9	29	9,783	(876)	8,907

EBITDAR	$ 23,251	$ (3,125)	$ 179	$ 101	$ 20,406	$ (331)	$ 20,075
	========	========	=========	========	=========	========	========

EBITDA margin	9.2%		28.1%	5.5%	7.1%		7.5%

EBITDAR margin	15.8%		29.5%	7.8%	13.7%		13.5%

(1)

Clipper represents our interest of less than eight percent in nine entities that are consolidated pursuant to the Financial Accounting Standards Board's revised Interpretation No. 46 Consolidation of Variable Interest Entities.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended March 31, 2004
(unaudited)

	Inpatient Services- Retained	Inpatient Services- Overhead	Americare	Inpatient Services- Planned Divested	Inpatient Services Before Clipper	Clipper	Total Inpatient Services

Total nonaffiliated net revenues	$ 142,516	$ -	$ 757	$ 1,374	$ 144,647	$ -	$ 144,647

Net segment income (loss)	$ 7,031	$ (2,940)	$ 164	$ 52	$ 4,307	$ -	$ 4,307

Interest, net	889	-	-	(21)	868		868

Depreciation and amortization	1,203	-	10	11	1,224	-	1,224

EBITDA	$ 9,123	$ (2,940)	$ 174	$ 42	$ 6,399	$ -	$ 6,399

Facility rent expense	9,421	-	21	29	9,471	-	9,471

EBITDAR	$ 18,544	$ (2,940)	$ 195	$ 71	$ 15,870	$ -	$ 15,870
	========	=========	========	=========	=========	========	========

EBITDA margin	6.4%		23.0%	3.1%	4.4%		4.4%

EBITDAR margin	13.0%		25.8%	5.2%	11.0%		11.0%

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the Three Months Ended March 31,
	2005 2004
Number of licensed beds:
SNF	10,407	10,402
Hospitals	192	192

Number of facilities:
SNF	100	100
Hospitals	3	3

Occupancy %:
SNF	90.6%	90.8%
Hospitals	58.9%	54.3%
Inpatient	90.0%	90.1%

Payor Mix % based on patient days - SNF:
Medicare	13.1%	12.7%
Medicaid	63.2%	64.1%
Private and other	23.7%	23.2%

Payor Mix % based on patient days - Hospitals:
Medicare	75.3%	71.7%
Medicaid	7.2%	6.4%
Private and other	17.5%	21.9%

Payor Mix % based on patient days - Inpatient Services:
Medicare	13.9%	13.3%
Medicaid	62.5%	63.5%
Private and other	23.6%	23.2%

Revenue Mix % of revenues - SNF:
Medicare	27.0%	26.4%
Medicaid	50.1%	51.3%
Private and other	22.9%	22.3%

Revenue Mix % of revenues - Hospitals:
Medicare	77.7%	73.0%
Medicaid	6.3%	6.0%
Private and other	16.0%	21.0%

Revenue Mix % of revenues - Inpatient Services:
Medicare	31.0%	29.9%
Medicaid	46.8%	48.0%
Private and other	22.2%	22.1%

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the Three Months Ended March 31,
	2005 2004
Revenues PPD - SNF:
Medicare (Part A)	$ 321.17	$ 313.19
Medicaid	$ 135.62	$ 131.24
Private and other	$ 148.75	$ 141.72

Revenues PPD - Hospitals:
Medicare (Part A)	$ 1,016.19	$ 995.11
Medicaid	$ 901.79	$ 943.07
Private and other	$ 1,113.60	$ 4,267.29

Revenues - Non-affiliated (in thousands):
Inpatient Services:
Medicare	$ 46,086	$ 43,263
Medicaid	69,574	69,342
Private and other	33,150	32,042
Subtotal	148,810	144,647

Rehabilitation Therapy	23,977	27,471
Medical Staffing	14,868	13,775
Home Health	14,811	13,786
Laboratory and Radiology	4,711	4,930
Subtotal	58,367	59,962

Other - non-core businesses	6	32
Total	$ 207,183	$ 204,641
	=======	=======

Rehab contracts:
Affiliated - continuing	90	93
Non-Affiliated	317	335

DSO:
Inpatient Services - SNF	31	34
Inpatient Services - Hospitals	65	71
Rehabilitation Therapy	98	113
Medical Staffing	57	60
Home Health	56	66
Laboratory and Radiology	114	82